Exhibit 99.01

Credit Suisse Energy Conference February 8-10, 2012
Safe Harbor Statement Statements contained in this presentation that state the Company's or management's expectations or predictions of the future are forward- looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words "believe," "expect," "should," "estimates," and other similar expressions identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see Valero's annual reports on Form 10^K and quarterly reports on Form 10^Q, filed with the Securities and Exchange Commission, and available on Valero's website at www.valero.com. 2

Valero Energy Overview

- **World's largest independent refiner**
  - 16 refineries including recently acquired Pembroke, U.K. and Meraux, Louisiana refineries
  - 3 million barrels per day (BPD) of throughput capacity, with average capacity of 190,000 BPD
- **Approximately 6,800 branded marketing sites**
  - Nearly 1,300 company operated
- **One of the largest renewable fuels companies**
  - 10 efficient corn ethanol plants with total of 1.1 billion gallons/year (72,000 BPD) of nameplate production capacity
    - All plants located in resource-advantaged U.S. corn belt
  - Portfolio of investments in next-generation fuels, including renewable diesel from waste cooking oil and cellulosic ethanol
- **Approximately 22,000 employees**







3
Refinery Capacities (000 bpd) Capacities (000 bpd) Nelson Index Refinery Total Through-put Crude Oil Nelson Index Aruba 235 235 8.0 Corpus Christi 325 205 20.6 Houston 160 90 15.1 Meraux 135 135 10.2 Port Arthur 310 290 12.7 St. Charles 270 190 15.2 Texas City 245 225 11.1 Three Rivers 100 95 12.4 Gulf Coast 1,780 1,465 13.0 Ardmore 90 86 12.0 McKee 170 168 9.5 Memphis 195 180 7.5 Mid-Con 455 434 9.2 Pembroke 270 220 11.8 Quebec City 235 230 7.7 North Atlantic 505 450 9.7 Benicia 170 145 15.0 Wilmington 135 85 15.8 West Coast 305 230 15.3 Total or Avg. 3,045 2,579 12.0 Valero's Geographically Diverse Operations 4
(CHART) 2011 Was Great Year for Valero Best earnings and cash flow per share year since 2008Better refinery margins combined with portfolio improvements aided refining resultsRecord-high contributions from our ethanol and retail businesses 5
VLO Well-Positioned to Benefit from Return- Enhancing Trends Competitively exporting into growing marketsAtlantic Basin closures reducing excess capacityIncreasing Valero's yield of distillates, which have higher margins and growthLow-cost U.S. natural gas provides competitive advantageExpect abundant and growing U.S. shale oil and Canadian production to provide feedstock cost advantage, which increases in the future 6
Competitively Exporting into Growing Markets Source: DOE Petroleum Supply Monthly with YTD data as of November 2011, Latin America includes South and Central America plus Mexico U.S. has become a net exporter of refined products due to growth in developing countries, Atlantic Basin capacity closures, Western European diesel demand, and Latin American refining operating issuesU.S. Gulf Coast (PADD III) is largest source of exported productsLatin America continues to be the largest U.S. export market, followed by Western EuropeLatin American petroleum demand has been increasing 2.5% per year over the past 5 years versus U.S. decreasing 1.8% per year 7 (CHART) U. S. Product Exports By Destination U. S. Product Exports By Source (CHART) MMBPD
Valero's Gulf Coast System Taking Advantage of Global Export Opportunities 8 Our large, complex refineries on Gulf Coast are competitive due to low-cost operations and feedstocks flexibilityIncreasing export capability to take advantage of growing export opportunities(CHART) 1Based on 1,001 MBPD of average total U.S. gasoline and diesel exports from 1Q09 - November 2011
(CHART) Atlantic Basin Closures Reduce Excess Capacity Capacity closures have been concentrated in the Atlantic Basin: U.S. East Coast, Caribbean, Western EuropeCombined with poor utilization in Latin American refineries and demand growth in Latin America, creates opportunity for competitive refineries to export quality products 9 (CHART) Sources: Industry and Consultant reports and Valero estimates
Product Margins Responding to Atlantic Basin Closures 10 With recent closures, Atlantic Basin product margins have increased significantly from 4Q11 levelsIn addition, expect above-average U.S. turnaround (maintenance) activity throughout the industry to affect production capacity in 1H12 (CHART) Source: Argus, 2012 YTD through February 3, 2012 /bbl
Valero Increasing Distillate Yields 11 (CHART) Source: Company Reports and EIA, yield data is for 2010; gasoline and distillate as a percent of total production volumes; distillate includes jet fuel Valero's refining system distillate yields are expected to grow from 33% to 39% in 2013Primary driver for increase is the completion of hydrocracker projects in 2012Recent acquisitions have also increased distillate yields (CHART)
Distillates Have Higher Margins and Faster Growth Faster Growth Faster Growth World Product Demand Growth Source: Consultant, IEA, and Valero estimates 12 Distillate (diesel, kero, jet fuel) margins are significantly higher than gasolineDistillate demand growth rate is much higher than gasoline (CHART) Source: Argus, 2012 YTD through February 3, 2012 /bbl /year
Low-Cost U.S. Natural Gas Provides Competitive Advantage 13 U.S. natural gas recently trading at an 85% discount to Brent crude oil price (on energy equivalent basis)Expect U.S. natural gas prices will remain low and disconnected from global oil and gas prices for foreseeable future (CHART) Source: Argus, 2012 YTD through January 27, 2012; natural gas price converted to barrels using factor of 6.05x Brent$111/bbl U.S. NG$16/bbl Asian LNG$76/bbl Euro. NG$51/bbl /bbl

Valero's Key Economic Projects Capture the Natural Gas to Crude Oil Spread

Refinery	Project	Estimated Completion Date	Estimated Annual EBITDA Base Case[1] (millions)	Estimated IRR[2] using Base Case	Estimated Annual EBITDA[1] using 2011 Prices (millions) LLS-based
McKee & Memphis	New Hydrogen Plants	Complete/ in start-up	$105	39%	$176
Port Arthur	New Hydrocracker	3Q12	$520	23%	$634
St. Charles	New Hydrocracker	4Q12	$380	19%	$487
Montreal	New Products Pipeline	4Q12	$55	12%	$55
St. Charles	Diamond Green Diesel JV	4Q12	$55	21%	

[1]EBITDA = Pretax operating income + depreciation and amortization, excludes interest expense; [2]estimated IRR is unlevered; See appendix for prices

- Projects mainly based on high crude, low natural gas prices outlook
- Hydrogen plants are complete with start-up during 1Q12
- Projects remain on schedule and on budget with full impact expected in 2013
  - Estimate Port Arthur complete 3Q12 and St. Charles complete 4Q12

14

Key Drivers for a 60,000 BPD Hydrocracker

- **Key economic driver is the expected significant liquid-volume expansion of 20%, which primarily comes from the hydrogen saturation via the high-pressure, high-conversion design**
- **Designed to maximize distillate yields**

Hydrocracker Unit Feedstocks	
High-sulfur VGO	60,000 BPD
(Internally produced or purchased)	
Hydrogen	124,000 MMSCF/day
(via 40,000 mmbtu/day of natural gas)	

Hydrocracker Unit Operating Costs	
Heat, power, labor, etc.	$1.50 per barrel
(per barrel amount based on hydrocracker unit volumes)	

Hydrocracker Unit Products (BPD)	
Distillates (diesel, jet, kero)	44,000
Gasoline and blendstocks	24,000
LPGs	3,000
Low-sulfur VGO	1,000
Total	**72,000**

Synergies with Plant	
With existing plant	~$1 per barrel
(per barrel amount based on hydrocracker unit volumes)	

12,000 BPD (20%) volume expansion

15
Valero's Hydrocracker Projects Show Profits Under Various Price Sets Under Various Price Sets Under Various Price Sets 16 Note: EBITDA = Pretax operating income + depreciation and amortization, excludes interest expense; see details in appendix millions

Expect U.S. and Canadian Crude Supply to Provide Feedstock Cost Advantage

- Expect significant growth in U.S. shale crude and Canadian production plus heavy-up projects in Mid-Con that free-up light/sweet crude oil
  - Volumes moving via pipeline, rail, and barge from Mid-Con to U.S. Gulf Coast "LLS"
- Expect all Gulf Coast light/medium sweet imports could be pushed out of PADD III by 2014 to 2016
  - Expect LLS will go from structural ~$2/bbl premium to parity with, or discount under, Brent
  - Expect Brent will be marginal crude that sets product prices and sets higher feedstock cost for global, coastal (including U.S. East Coast) light/sweet refiners
- Valero should benefit from wider margins at our Memphis + Gulf Coast region lighter/sweeter capacity with minimal impact on medium or heavy sour discounts to Brent
- Also, expect growing volumes of Canadian heavy sours to reach U.S. Gulf Coast and benefit Valero



Changes in Sweet Crude Balances
MMBPD
2.0
1.5
1.0
0.5
0.0
Sweet Crude Supply Growth - Shale Base Case
Conversion Capacity Growth - Lowers Sweet Demand
U.S. GC Light/Medium Sweet Imports in 2011 – 968 MBPD
2012
2013
2014
2015
2016
2017-2020

17
Strong Contribution from Ethanol 18 Large, efficient plants in great location have competitive advantage on costsAcquired competitive, world-class ethanol plants at an average of 35% of replacement costIn just under 3 years, cumulative EBITDA was $863 million, versus $750 million total purchase price for plants (CHART) Ethanol EBITDA millions
Retail Business Continues to Perform Well 19 Retail achieved record results in 2011Improvement in retail earnings with smaller asset base = better returnsRetail business has yielded strong free cash flow (CHART) Valero Retail EBITDA (CHART) Number of Valero Retail Sites Note: includes all Canadian motorist sites reported in Canadian results

Improving Refinery Operations

- Our goal is to be a 1st-quartile refiner
- Refining industry benchmark studies show our portfolio continues to improve
- Seven refineries currently operating in 1st quartile for mechanical availability, the most important Solomon metric
- Saw results from improvement initiatives in 2011
  - First full-year with 1st quartile portfolio performance in mechanical availability
  - Lowest-ever unplanned downtime
  - Best-ever energy efficiency for refining portfolio
- Working diligently on weaker performers to improve entire portfolio



Valero Refinery Energy Efficiency
3rd Quartile
2nd Quartile
1st Quartile Rank
Better
2008
2009
2010
2011



Valero Refinery Mechanical Availability (Reliability)
1st Quartile
2nd Quartile
3rd Quartile Rank
Better
2008
2009
2010
2011

Source: Solomon Associates and Valero Energy; excludes Aruba, Pembroke, and Meraux

20
Capital Program Focused on Completion of Large Economic Growth Projects 21 "Stay-in-business" spending 2012 capital high due to estimated completion of economic growth projects, mainly the hydrocrackersExpect a significant decline in capital spending after 2012 $1,740 $1,735 $1,645 $1,565 Total$2,000 to $2,500 Decline $435 to $935

VALERO

Managing Financial Strength and Growing Cash Yield

- **Expect significant contributions of free cash flow**
  - Reduction in 2013 capital spending
  - Cash flow expected from operation of major projects to be started-up in 2012
- **Returning cash to shareholders**
  - Tripled quarterly dividend in 4Q11 to $0.15 per share
  - In 2011, bought 16.7 million shares, or 3% of outstanding shares, for $347 million, and so far in 2012, bought 1.8 million shares for $38 million
- **Goal is to have one of the highest cash yields among peers**
- **Ended 2011 with $1.0 billion of cash and $4.5 billion of additional liquidity**
- **Investment grade credit rating is a priority**
  - **Paid off $778 million of debt in 2011**
  - **Net debt-to-cap ratio at 12/31/11 was 29%**
    - Far below credit facility covenant of 60%
    - No other coverage-type ratios or borrowings on bank revolver

22

Valero's Strategic Priorities

- Constant focus on safety, environmental, and regulatory compliance
- Maintain investment grade credit rating
- Continue improvement in refining performance to 1st quartile levels
  - Continue cost reduction efforts
- Complete major, value-added capital projects at key refineries
- Optimize portfolio – continue "high-grading" strategy
  - Successfully integrate new acquisitions into portfolio and capture synergies
  - Evaluate dispositions of poor performing assets
  - Evaluate attractively priced, strategic, and accretive acquisitions that improve competitiveness
- Add selective investments in retail and alternative fuels

Goal: Increase long-term shareholder value

23

Why We Believe Valero Is an Excellent Buy Today

- **Well-positioned to benefit from return-enhancing trends**
  - Benefiting from strong export market
  - Atlantic Basin capacity closures have improved refining fundamentals
  - Projects focus on taking advantage of low-cost natural gas, high oil prices, and higher distillate demand and margins
  - Expect abundant U.S. shale and Canadian crude oil production to provide a cost advantage to U.S. Gulf Coast refiners versus global, coastal (including U.S. East Coast) light/sweet refiners
- **Strong performance and free cash flow from ethanol and retail**
- **Improving performance and competitiveness of refining portfolio**
- **Key growth projects and falling capital expenditures should contribute significant free cash flow in late 2012 and 2013**
- **Returning more cash to shareholders**
  - Goal to have one of the highest cash yields among peers

24
Appendix 25

Made Excellent Ethanol Acquisitions

- **Built position for average of only 35% of estimated replacement cost**
  - 2Q09: Acquired 7 plants with 780 million gallons per year of world-scale capacity in advantaged locations
  - 1Q10: Added 3 plants with 330 million gallons per year of capacity
- **Favorable margin outlook**
  - High crude oil prices support ethanol prices
  - International demand supporting margins
  - 2012 corn ethanol mandate grows 4.6% over 2011



- **Valero's low-cost acquisitions of high-quality plants imply a competitive advantage in any margin environment**
- **Provides platform for future production of advanced biofuels**

26
Attractive Acquisition Price for Meraux and Pembroke 27 (CHART) @ $24 per share
(CHART) Valero Has Competitive, Low-Cost Refining Operations 28 Refining Cash Operating Expenses less Natural Gas Usage ($/bbl) Source: Macquarie Capital

Memphis FCC Revamp Project

VALERO

Investment Highlights

- Favorable economics driven by better reliability and gains on margin and volume
- Improves flexibility to run lower-quality feedstocks
- Improves FCC reliability and increases run length between turnarounds to four years from 1.5 years
  - Increase in run length drives estimated annualized savings of $0.17/barrel

Summary of Project Status and Economics[1]	
Timing of full benefit	Completed in 2011[3]
Total investment (mil.)	$255
Estimated Incremental EBITDA (Operating Income before D&A[2]) (mil.), Base Case	$75
Estimated Unlevered IRR on Total Spend, Base Case	20%
Estimated Incremental EBITDA (Operating Income before D&A[2]) (mil.), 2011 Prices – LLS	$81

[1]See Appendix for key price assumptions; [2]D&A = depreciation and amortization expense; [3]Most of project commissioned in 2010

29

St. Charles MSCC to FCC Conversion Project

Investment Highlights

- Favorable economics driven by better reliability and gains on margin and volume
- Improves FCC reliability and increases run length between turnarounds to four years from 1.5 years
- Adds 5%+ volume expansion through FCC
- Improves energy efficiency via new power recovery turbine
- Doubles flexibility of FCC to process lower-priced resid feedstocks, backing out higher-priced VGO

Summary of Project Status and Economics[1]	
Completion date	2Q11
Total investment (mil.)	$330
Estimated Incremental EBITDA (Operating Income before D&A[2]) (mil.), Base Case	$140
Estimated Unlevered IRR on Total Spend, Base Case	28%
Estimated Incremental EBITDA (Operating Income before D&A[2]) (mil.), 2011 Prices – LLS	$172

[1]See Appendix for key price assumptions; [2]D&A = depreciation and amortization expense

30

Hydrogen Plant Projects

Investment Highlights

- Favorable economics driven by cost savings and gains on margin and volume
- Reduces cost of hydrogen by using cheaper natural gas instead of more expensive crude oil
- Natural gas price per mmBtu (energy unit) is significantly lower than the price per mmBtu as WTI crude oil
- Projects will be at the McKee and Memphis refineries
- Memphis project also includes conversion of a distillate hydrotreater to a mild hydrocracker

Summary of Project Status and Economics[1]	
Estimated completion/start-up date	4Q11/ 1Q12
Total investment (mil.)	$180
Estimated Incremental EBITDA (Operating Income before D&A[2]) (mil.), Base Case	$105
Unlevered IRR on Total Spend, average, Base Case	39%
Estimated Incremental EBITDA (Operating Income before D&A[2]) (mil.), 2011 Prices – WTI	$156
Estimated Incremental EBITDA (Operating Income before D&A[2]) (mil.), 2011 Prices – LLS	$176

[1]See Appendix for key price assumptions; [2]D&A = depreciation and amortization expense

31

Port Arthur Hydrocracker Project

Investment Highlights

- Favorable economics driven by margin and volume gains
- Main unit is 57,000 barrels/day (rolling 12-month average per permit) hydrocracker plus facilities to process over 150,000 barrels/day of high-acid, heavy sour crudes (e.g. Canadian and Latin American)
- Creates high-value products from low-value feedstocks plus hydrogen sourced from relatively inexpensive natural gas
- Unit has volume expansion up to 30%, but plan to optimize at 20%: 1 barrel of feedstocks yields up to 1.2 barrels of products
- Main products are high-quality diesel and jet fuel for growing global demand for middle distillates
- Located at large, Gulf Coast refinery to leverage existing operations and export logistics

Summary of Project Status and Economics[1]	
Estimated completion date	3Q12
Estimated total investment (mil.)	$1,604
Cumulative spend thru 2001 (mil.)	$1,032
Estimated Incremental EBITDA (Operating Income before D&A[2]) (mil.), Base Case	$520
Estimated Unlevered IRR on Total Spend, Base Case	23%
Estimated Incremental EBITDA (Operating Income before D&A[2]) (mil.), 2011 Prices – LLS	$634

[1]See Appendix for key price assumptions; [2]D&A = depreciation and amortization expense

32

St. Charles Hydrocracker Project

Investment Highlights

- Favorable economics driven by margin and volume gains
- Main unit is 60,000 barrels/day hydrocracker
- Creates high-value products from low-value feedstocks plus hydrogen sourced from relatively inexpensive natural gas
- Unit has volume expansion up to 30%, but plan to optimize at 20%: 1 barrel of feedstocks yields up to 1.2 barrels of products
- Main products are high-quality diesel and jet fuel for growing global demand for middle distillates
- Located at large, Gulf Coast refinery to leverage existing operations

Summary of Project Status and Economics[1]	
Estimated completion date	4Q12
Estimated total investment (mil.)	$1,360
Cumulative spend thru 2011 (mil.)	$812
Estimated Incremental EBITDA (Operating Income before D&A[2]) (mil.), Base Case	$380
Estimated Unlevered IRR on Total Spend, Base Case	19%
Estimated Incremental EBITDA (Operating Income before D&A[2]) (mil.), 2011 Prices – LLS	$487

[1]See Appendix for key price assumptions; [2]D&A = depreciation and amortization expense

33

Montreal Pipeline Project

Investment Highlights

- Favorable economics driven by reducing transportation costs and growing volumes
- New pipeline with 100,000 barrels/day of throughput capacity
- Planned closure of Shell Montreal refinery allows Valero to place additional products into Montreal and Ontario markets
- Quebec refinery is largest refinery in the region with 1st-quartile performance and has a cost advantage

Summary of Project Status and Economics[1]	
Estimated completion date	4Q12
Estimated total investment (mil.)	$370
Cumulative spend thru 2011 (mil.)	$194
Estimated Incremental EBITDA (Operating Income before D&A[2]) (mil.), Base Case	$55
Estimated Unlevered IRR on Total Spend	12%



Jean-Gaulin Refinery
Saint-Apollinaire
Laurier-Station
Saint-Henri-de-Lévis
Saint-Agapit
Trois-Rivières
Louiseville
Maskinongé
Berthierville
Sorel-Tracy
Plessisville
Princeville
Victoriaville
L'Assomption
Repentigny
Montréal
Boucherville
Drummondville
Sainte-Rosalie
Saint-Hyacinthe
Beloeil
Mont-Saint-Hilaire
Study area
Corridor location selected
Pipeline route

[1]See Appendix for key price assumptions; [2]D&A = depreciation and amortization expense

34

Diamond Green Diesel Joint Venture

Investment Highlights

- Building a 9,300 BPD renewable diesel plant adjacent to Valero's St. Charles refinery
- 50/50 JV project with Darling Int'l, a leading gatherer of used cooking oils and animal fat
- Uses refinery technology to produce high-quality diesel from low-quality, low-cost cooking oils and fats
- Diesel production qualifies as biomass-based diesel, a difficult specification under the Renewable Fuels Standard
- Total estimated project cost of $368 million
- Valero to provide 14-year term loan for up to $221 million to JV at attractive rates
- Favorable economics assume conservative $1.25/gal RIN value, when current market is $1.40/gal to $1.70/gal

Summary of JV Status and Economics[1]	
Estimated completion date	4Q12
Estimated Partner Equity (mil.)	$106
Cumulative Valero project spend thru 2011 (mil.)	$57
Estimated Valero EBITDA (Operating Income before D&A[2]) (mil.), Base Case	$55
Estimated Unlevered IRR on Partner Equity and Loan, Base Case	21%

[1]See Appendix for key price assumptions; [2]D&A = depreciation and amortization expense

35
Project Price Set Assumptions 36 Commodity Base Case ($/barrel) 2008 ($/barrel) 2009 ($/barrel) 2010 ($/barrel) 2011 ($/barrel) LLS Crude oil1 85.00 102.07 62.75 81.64 111.09 LLS - USGC HS Gas Oil -3.45 2.03 -2.86 -2.72 -5.75 USGC Gas Crack 6.00 2.47 6.91 5.32 5.11 USGC ULSD Crack 11.00 20.5 7.26 8.94 13.24 Natural Gas, $/MMBTU (NYMEX) 5.00 8.90 4.16 4.38 4.03 Prices shown below are for illustrating a potential estimate for Valero's economic projectsPrice assumptions are based on a blend of recent market prices and Valero's price forecast 1LLS prices are roll adjusted
Project Price Sensitivities 37 EBITDA1 Sensitivities (Delta $ millions/year) Port Arthur HCU St. Charles HCU Memphis & McKee Hydrogen Plants Memphis FCC St. Charles FCC Montreal Products Pipeline Crude oil, + $1/BBL 4 3.6 2.5 0.4 1.4 N/A Crude oil - USGC HS Gas Oil, + $1/BBL 16.7 17.8 N/A N/A N/A N/A USGC Gas Crack, + $1/BBL 12.9 13.3 0.9 3.6 1.7 N/A USGC ULSD Crack, + $1/BBL 18.4 20.8 0.3 (0.7) (1.2) N/A Natural Gas, - $1/MMBTU 18.3 19.7 6.5 N/A N/A N/A Total Investment IRR to 10% cost 1.3% 1.5% 6.3% 1.9% 2.7% 0.9% 1Operating income before depreciation and amortization expense Price sensitivities shown below are for illustrating a potential estimate for Valero's economic projectsPrice assumptions are based on a blend of recent market prices and Valero's price forecast

60,000 BPD Hydrocracker Model Estimates Under Various Price Sets

Key Drivers and Prices	2008 Prices		2009 Prices		2010 Prices		2011 Prices		Jan. 2012 Prices	
LLS /bbl		$102.07		$62.75		$81.64		$111.09		$110.43
LLS – HSVGO /bbl		-$2.03		$2.86		$2.72		$5.75		$11.34
GC Gasoline – LLS /bbl		$2.47		$6.91		$5.32		$5.11		$5.86
GC Diesel – LLS /bbl		$20.50		$7.26		$8.94		$13.24		$16.64
Natural Gas (NYMEX) /mmBtu		$8.90		$4.16		$4.38		$4.03		$2.67
Natural Gas to H2 cost factor $/mmBtu		1.5x		1.5x		1.5x		1.5x		1.5x
H2 Consumption SCF /bbl		2,050		2,050		2,050		2,050		2,0GC 50
GC LSVGO – HSVGO /bbl		$4.28		$2.85		$3.21		$3.87		$1.96
GC LPGs – LLS /bbl		-$40.02		-$20.11		-$23.97		-$38.30		-$35.06
Feedstocks (Barrels per day)		**Bbl/day**		**Bbl/day**		**Bbl/day**		**Bbl/day**		**Bbl/day**
HSVGO		60,000		60,000		60,000		60,000		60,000
Hydrogen		6,709		6,709		6,709		6,709		6,709
Product Yields										
Distillates (diesel, jet, kero)	61%	43,902	61%	43,902	61%	43,902	61%	43,902	61%	43,902
Gasoline and blendstocks	33%	23,940	33%	23,940	33%	23,940	33%	23,940	33%	23,940
LPGs	4%	3,042	4%	3,042	4%	3,042	4%	3,042	4%	3,042
LSVGO	2%	1,338	2%	1,338	2%	1,338	2%	1,338	2%	1,338
Total Product Yields	100%	72,222	100%	72,222	100%	72,222	100%	72,222	100%	72,222
Volume Expansion on HSVGO		20%		20%		20%		20%		20%
Estimated Profit Model	**Per Bbl**	**$Mil./day**	**Per Bbl**	**$Mil./day**	**Per Bbl**	**$Mil./day**	**Per Bbl**	**$Mil./day**	**Per Bbl**	**$Mil./day**
Revenues	$136.87	$8.2	$82.71	$5.0	$105.85	$6.4	$143.72	$8.6	$145.96	$8.8
Less: Feedstock cost	-$109.07	-$6.5	-$69.83	-$4.2	-$88.80	-$5.3	-$120.93	-$7.3	-$124.48	-$7.5
= Gross Margin	$27.80	$1.7	$12.88	$0.8	$17.05	$1.0	$22.79	$1.4	$21.48	$1.3
Less: Cash Operating Costs	-$1.50	-$0.1	-$1.50	-$0.1	-$1.50	-$0.1	-$1.50	-$0.1	-$1.50	-$0.1
Add: Synergies	$1.70	$0.1	$0.55	$0.0	$0.03	$0.0	$0.95	$0.1	$0.95	$0.1
= EBITDA	$28.00	$1.7	$11.93	$0.7	$15.57	$0.9	$22.24	$1.3	$20.93	$1.3
Estimated Annual EBITDA ($MM/year)		**$613**		**$261**		**$341**		**$487**		**$458**

38

Hydrocracking Enhances Refinery Competitiveness



Hydrocracking Capacity as a % of CDU Capacity
20%
15%
10%
5%
0%
HFC
COP - U.S.
MPC
US Avg
VLO
TSO
VLO (2013)

Source: EIA Refinery Capacity Report as of January 1, 2011; Valero

- **Benefits of hydrocrackers**
  - Volume gain provides significant margin advantage
  - More economic home for VGO than FCCs
  - Creates feedstock flexibility
- **More-profitable hydrocrackers…**
  - Make mostly distillates, not gasoline
  - Are severe/high pressure, not mild/low pressure
  - Get hydrogen from cheap natural gas, not expensive foreign natural gas or oil

… like Valero's new hydrocrackers

39
(CHART) World Refinery Capacity Growth Significant new global refining additions seen in the next several yearsMainly new plants in Asia and the Middle East Some investment in Latin America Global Refinery Additions 40 MMBPD Source: Consultant and Valero estimates Net 1,054 MBPD Net 1,162 MBPD
(CHART) Continued Global Demand Growth Important to Refining Margins 41 Source: Consultant and Valero estimates World Petroleum Demand Growth Emerging markets are taking the lead in terms of global petroleum demand growth - but refining is a global business and world growth impacts refiners in every market MMBPD

VALERO

Global Refining Capacity Rationalization

Location	Owner	CDU Capacity Closed (MBPD)	Year Closed
Perth Amboy, NJ	Chevron	80	2008
Bakersfield,CA	Big West	65	2008
Westville, NJ	Sunoco	145	2009
Bloomfield, NM	Western	17	2009
Teesside, UK	Petroplus	117	2009
Gonfreville, France*	Total	100	2009
Dunkirk, France	Total	140	2009
Japan*	Nippon Oil	205	2009
Toyama, Japan	Nihonkai Oil	57	2009
Arpechim, Romania *	Petrom	70	2009
Cartagena*	REPSOL	100	2009
Bilboa*	REPSOL	100	2009
Arpechim, Romania	OMV	70	2010
Japan*	Cosmo	94	2010
Nadvornaja, Ukraine	Privat Group	50	2010
Montreal, Canada[1]	Shell	130	2010
Yorktown, Virginia	Western	65	2010
Reichstett, France	Petroplus	85	2010
Wihlemshaven, Germany	ConocoPhillips	260	2010
Ingolstadt, Germany	Bayernoil	90	2010
Cremona, Italy	Tamoil	94	2011

Location	Owner	CDU Capacity Closed (MBPD)	Year Closed
Cremona, Italy	Tamoil	94	2011
St. Croix, U.S.V.I,*	Hovensa	150	2011
Funshun, China	PetroChina	70	2011
Keihin Ohgimachi, Japan	Showa Shell	120	2011
Clyde, Australia	Shell	75	2011
Trainer, PA	ConocoPhillips	185	2011
Porto Marghera, Italy	ENI	70	2011
Marcus Hook, PA	Sunoco	175	2011
Harburg, Germany	Shell	107	2012
Berre, France	LyondellBassel	105	2012
Petroplus	Petit Couronne	161.8	2012
Petroplus	Antwerp	107.5	2012
Petroplus	Cressier	68	2012
Petroplus	Ingolstadt	110	2012
Hovensa	St. Croix	350	2012
Indemitsu Kosan	Japan	100	2014
Nippon	Japan	200	2014

*Partial closure of refinery captured in capacity   Note: This data represents refineries currently closed, ownership may choose to restart or sell listed refinery
Sources: Industry and Consultant reports and Valero estimates

42

Global Refining Capacity For Sale or Under Strategic Review 43 Location Owner CDU Capacity (MBPD) Gothenburg, Sweden Shell 80 Kapolei, HI Chevron 54 Milford Haven, UK Murphy 108 Whitegate, Ireland ConocoPhillips 70 Belle Chase, LA ConocoPhillips 247 Mazeikai, Lithuania PKN 190 Various Japanese Locations JX Energy 400 Incheon, South Korea SK Group 275 Texas City, Texas BP 475 Carson, California BP 265 Kapolei, HI Tesoro 94 Philadelphia, PA Sunoco 330 Aruba Valero 235 Okinawa, Japan Petrobras/Nansei Sekiyu 100 Sources: Industry and Consultant reports and Valero estimates
(CHART) Gasoline Fundamentals 44 (CHART) USGC LLS Gasoline Crack (per bbl) U.S. Gasoline Demand (mmbpd) (CHART) Source: Argus; 2012 data through February 3 Source: DOE weekly data; 2012 data through week ending January 24 Source: DOE weekly data; 2012 data through week ending January 24 U.S. Gasoline Days of Supply U.S. Net Imports of Gasoline and Blendstocks (mbpd) Source: DOE monthly data; 2011 data through November 2011
Distillate Fundamentals 45 45 (CHART) USGC LLS On-road Diesel Crack (per bbl) U.S. Distillate Demand (mmbpd) (CHART) (CHART) Source: Argus; 2012 data through February 3 Source: DOE weekly data; 2012 data through week ending January 24 Source: DOE weekly data; 2012 data through week ending January 24 Source: DOE monthly data; 2011 data through November 2011 U.S. Distillate Days of Supply U.S. Distillate Net Imports (mbpd)
U.S. Transport Indicators: Trucking Indicators 46
(CHART) U.S. Transport Indicators 47 Latest data Week 4, 2012
(CHART) (CHART) Mexico Statistics Diesel Gross Imports (MBPD) Source: PEMEX, latest data Dec-11 Gasoline Gross Imports (MBPD) Source: PEMEX, latest data Dec-11 (CHART) Crude Unit Throughput (MBPD) Crude Unit Utilization (CHART) 48 Source: Mexico Secretary of Energy, latest data Dec-11 Source: Mexico Secretary of Energy, latest data Dec-11
Venezuelan Exports to the U.S. 49 (CHART) Source: EIA, November 2011
(CHART) U.S. Shifted to Net Exporter Net Imports Net Exports Note: Gasoline includes ethanol, MTBE, and other oxygenates; Source: DOE Petroleum Supply Monthly with YTD data as of November 2011 MBPD Diesel net exports continue to rise significantly, with U.S. refiners sending a net of 650 MBPD to other countries in 2011Gasoline net imports have fallen from almost 1 MMBPD in 2007 to only 315 MBPD in 2011Still, gasoline and blendstocks are the only product category where the U.S. remains a net importer As a result of the continued shift towards exports, U.S. net exports of petroleum products have increased from 340 MBPD in 2010 to 980 MBPD in 2011 (YTD Nov.) 50
U.S. Gasoline Exports by Destination Most of the gasoline export growth this year has been to Latin America, including Mexico Latin American requirements are growing due to increased demand and poor performance of refineries in Venezuela and MexicoShutdown of St. Croix and possibly Curacao will add to their shortfall Note: Gasoline represents all finished gasoline plus all blendstocks (including ethanol, MTBE, and other oxygenates)Source: DOE Petroleum Supply Monthly with YTD data as of November 2011. 4 Week Average from Weekly Petroleum Statistics Report (CHART) MBPD 51
U.S. Gasoline Imports by Source Gasoline imports have declined steadily since 2007 Note: Gasoline represents all finished gasoline plus all blendstocks (including ethanol, MTBE, and other oxygenates)Source: DOE Petroleum Supply Monthly with YTD data as of November 2011. 4 Week Average from Weekly Petroleum Statistics Report (CHART) MBPD Shutdown of the Hovensa refinery in St. Croix and Petroplus refineries will keep pressure on this trend in 2012Although the shutdown of U.S. East coast refineries will require more gasoline to balance 52
U.S. Diesel Exports by Destination Diesel exports to Latin America continue to exceed exports to Europe, but over two- thirds of diesel export growth in 2011 was to Europe Source: DOE Petroleum Supply Monthly with YTD data as of November 2011. 4 Week Average from Weekly Petroleum Statistics Report Lower European refinery runs on challenging economics forced the region to import more diesel Expect Petroplus' refinery shutdowns will add to European diesel deficitLatin America needs remain high on good demand growth and continued challenges running refineries in key countries (CHART) MBPD 53
U.S. Diesel Imports by Source Diesel imports have fallen slightly in 2011 Source: DOE Petroleum Supply Monthly with YTD data as of November 2011. 4 Week Average from Weekly Petroleum Statistics Report (CHART) MBPD Expect the St. Croix shutdown will reduce 2012 imports 54
55 U.S. Crude and Natural Gas Production - Tight Oil Supply Growth The furthest along in development are in North Dakota (Bakken) and South Texas (Eagle Ford)Each could see 500+ MBPD of growth in the next few years and potentially more thereafterUtica (Ohio) is potentially a large play, but is not as far along in development and is 3 to 5 years away Source: Map from CERA Shale Oil Plays in North America Expect supply growth will exceed regional demand, and excess will clear toward the Gulf Coast, pushing out imports The new U.S. shale plays are located in places that should provide additional barrels into the Rockies and Gulf Coast - pressuring crude imports and lowering natural gas prices
Ethanol and Retail Reconciliation of Operating Income to EBITDA Income to EBITDA Income to EBITDA 56 Retail (millions) 2005 2006 2007 2008 2009 2010 2011 U.S. Operating Income $81 $113 $154 $260 $170 $200 $213 + U.S. depreciation and amortization expense $60 $60 $59 $70 $70 $73 $77 = U.S. EBITDA $141 $173 $214 $330 $240 $273 $290 Canada Operating Income $73 $69 $95 $109 $123 $146 $168 + Canada depreciation and amortization expense $23 $27 $31 $35 $31 $35 $38 = Canada EBITDA $96 $96 $126 $144 $154 $181 $206
(CHART) Crude Discounts Narrowed since 3Q11 57 $/barrel Source: Argus; 2012 year-to-date through February 3; LLS prices are roll adjusted
Regional Refinery Indicator Margins 58 Source: Argus; 2012 year-to-date through February 3; see Appendix for details on refinery configuration assumptions
Assumed Regional Indicator Margins Gulf Coast Indicator: (GC Conv 87 Gasoline Prompt - LLS) x 60% + (GC ULSD 10ppm Colonial Pipeline - LLS) x 40% + (LLS - Maya Formula Pricing) x 40% + (LLS - Mars Month 1) x 40%Mid-con Indicator: [(Group 3 Conv 87 Gasoline prompt - WTI Month 1) x 60% + (Group 3 ULSD 10ppm prompt - WTI Month 1) x 40%] x 60% + [(GC Conv 87 Gasoline Prompt - LLS) x 60% + (GC ULSD 10ppm Colonial Pipeline - LLS) x 40%] x 40%West Coast Indicator: (San Fran CARBOB Gasoline Month 1 - ANS USWC Month 1) x 60% + (San Fran EPA 10 ppm Diesel pipeline - ANS USWC Month 1) x 40%North Atlantic Indicator: (NYH Conv 87 Gasoline Prompt - Dated Brent) x 50% + (NYH ULSD 15 ppm cargo prompt - Dated Brent) x 50%LLS prices are Month 1, adjusted for complex roll 59
Investor Relations Contacts For more information, please contact:Ashley Smith, CFA, CPAVice President, Investor Relations210.345.2744ashley.smith@valero.comMatthew JacksonInvestor Relations Specialist210.345.2564matthew.jackson@valero.com 60